EXHIBIT 10.1

AMENDED AND RESTATED OMNIBUS LEASE RESOLUTION AGREEMENT

THIS AMENDED AND RESTATED OMNIBUS LEASE RESOLUTION AGREEMENT (this “Agreement”) is made as of April 24, 2012 (the “Effective Date”), by and among (i) PREMIER GOLF MANAGEMENT, INC., a Delaware corporation (“PGMI”), (ii) JOE R. MUNSCH, an individual (“Munsch”), (iii) those entities referenced on Exhibit A attached hereto (each individually, a “Landlord” and, collectively, the “Landlords”), (iv) CLP PARTNERS, LP, a Delaware limited partnership (f/k/a CLP Income Partners, LP) (“CLP”), (v) CLP TRS LENDING CORP., a Delaware corporation (f/k/a CNL Income TRS Lending Corp.) (“CLP Lender” and, collectively with the Landlords and CLP, the “CLP Parties”), and (vi) and EVERGREEN ALLIANCE GOLF LIMITED, L.P., a Delaware limited partnership (“Tenant” and, collectively, with PGMI and Munsch, the “PGMI Parties”) (PGMI, Munsch, each Landlord, CLP and Tenant, individually, a “Party” and, collectively, the “Parties”).

RECITALS:

Basic Relationship & Properties

A. Each Landlord is the fee and/or leasehold owner of the golf course property set forth opposite its name on Exhibit B attached hereto (each individually, a “Property” and, collectively, the “Properties”).

B. Prior to the Effective Date, Landlords and Tenant entered into those certain lease agreements, sub-lease agreements or sub-concession agreements, as the case may be, set forth on Exhibit C attached hereto (each individually, a “Lease” and, collectively, the “Leases”), governing the leasing of the Properties by the Landlords to Tenant. Each Lease is cross-defaulted with each Lease, such that an Event of Default (as defined in the Leases) by Tenant under one Lease is an Event of Default by Tenant under the other Leases.

C. The Properties identified as Items 15 through 34, inclusive, on Exhibit B (the “Encumbered Properties”) are encumbered pursuant to financing provided by The Prudential Insurance Company of America (the “Lender”) to the applicable Landlords (the “Loan”) (Items 1 through 15, inclusive, and Items 32 through 34, inclusive, on Exhibit B are hereinafter referred to as the “Unencumbered Properties”).

D. The Properties identified as Items 5, 6, 7, 9 and 10 on Exhibit B, and the Leases identified as Items 5, 6, 7, 9 and 10 on Exhibit C, are subject to underlying ground leases and concession agreements, as applicable (individually, a “Ground Lease” and, collectively, the “Ground Leases”).

Stock Purchase & Canceled Letters of Credit

E. On October 29, 2008, (i) the stockholders of PGMI (“PGMI Previous Owners”) and CNL Lifestyle Advisor Corporation, a Florida corporation (f/k/a CNL Lifestyle Company, LLC, a Florida limited liability company) (“CNL Lifestyle”), entered into that certain Stock Purchase Agreement (the “SPA”), pursuant to which the PGMI Previous Owners agreed to sell, convey and transfer all of their respective legal and beneficial interest in and to all of the capital

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stock of PGMI to CNL Lifestyle or its assignee (the “PGMI Sale Transaction”), and (ii) CNL Lifestyle assigned all of its rights under the SPA to Munsch pursuant to an Assignment of Stock Purchase Agreement (the “SPA Assignment”) and immediately upon execution of the SPA Assignment, the PGMI Sale Transaction was consummated and, in connection therewith, Munsch acquired 100% of the shares of capital stock of PGMI (the “PGMI Stock”) from the PGMI Previous Owners.

F. In connection with and as a condition to the consummation of the PGMI Sale Transaction, Landlords provided the PGMI Previous Owners with a release/cancellation of those certain letters of credit in the aggregate amount of $3,400,000.00 issued in favor of such applicable Landlords in connection with Tenant’s security deposit obligations under the leases then in effect with respect to the certain of the Properties (the “Canceled L/Cs”), and directed the banks that issued the Canceled L/Cs to return such Canceled L/Cs to Previous PGMI Owners.

Omnibus Lease Resolution Agreement and Related Documents

G. In connection with the consummation of the PMGI Sale Transaction, the Parties (other than CLP Lender) entered into that certain Omnibus Lease Resolution Agreement dated as of October 29, 2008 (as amended prior to the Effective Date, the “Original Omnibus Agreement”).

H. Pursuant to the Original Omnibus Agreement, inter alia, (i) the PGMI Parties relinquished and released certain security deposits in the aggregate amount of $11,819,700.00 to Landlords, (ii) with respect to each Lease, PGMI executed a Guaranty of the obligations of Tenant under such Lease (collectively, the “PGMI Lease Guarantees”), (iii) Munsch executed and delivered to CLP a Stock Pledge and Escrow Agreement dated October 29, 2008 (as amended prior to the Effective Date, the “Stock Pledge Agreement”), pursuant to which Munsch pledged all of the PGMI Stock to CLP to secure all of the obligations of Tenant under the Leases and all of the obligations of the PGMI Parties under the Original Omnibus Agreement, (iv) that certain Amended and Restated Certificate of Incorporation of PGMI was executed, delivered and filed with the Secretary of State of the State of Delaware on October 30, 2008 (the “Amended PGMI Certificate of Incorporation”), (v) the By-Laws of PGMI were amended pursuant to the terms of that First Amendment to By-Laws of PGMI dated October 29, 2008 (the “Amended PGMI Bylaws” and, collectively with the Amended PGMI Certificate of Incorporation, the “Amended PGMI Governance Documents”), and (vi) the PGMI Parties entered into that certain Employment Agreement dated October 29, 2008 which set forth the agreements of the PGMI Parties with respect to Munsch’s employment as President and Chief executive Officer of PGMI and Tenant (amended prior to the Effective Date, the “Employment Agreement”).

I. Pursuant to the terms of the Original Omnibus Agreement and the Leases, Tenant established and maintains a Variable Security Deposit Reserve Account (as defined in the Leases) with a current a balance of $1,500,000.00 (the “Current Security Deposit Funds”).

J. On December 19, 2007, PGMI and CLP entered into that certain Observation Rights Agreement (the “Observation Rights Agreement”) pursuant to which PGMI became obligated to, inter alia, permit one representative of CLP to attend and observe all meetings of the board and any committee thereof of PGMI

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Tenant Loan

K. In November 2010, CLP Lender provided Tenant, as borrower, with a $4,000,000.00 line of credit loan, with the maximum amount available for borrowing thereunder being increased to $5,000,000.00 in May 2011 and being further increased to $7,500,000.00 in October 2011 (the “Current Tenant Loan”), which Current Tenant Loan has a current principal balance of $6,000,000.00 as of the Effective Date. All agreements, documents and instruments executed and delivered in connection with the Current Tenant Loan are collectively referred to herein as the “Current Tenant Loan Documents”.

This Agreement

L. Each CLP Party is an Affiliate (as defined in the Leases) of every other CLP Party, and each CLP Party shall benefit from the terms and provisions set forth in this Agreement, regardless of which CLP Party is specifically benefited by a particular term or provision. Each PGMI Party is an Affiliate (as defined in the Leases) of every other PGMI Party, and each PGMI Party shall benefit from the terms and provisions set forth in this Agreement, regardless of which PGMI Party is specifically benefited by a particular term or provision.

M. The Parties have agreed to execute this Agreement to amend and restate the Original Omnibus Agreement in its entirety, all subject to and upon the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereby agree as follows.

A. RECITALS. The recitals set forth above are true and correct and constitute a part of this Agreement.

B. DEFINITIONS. Capitalized terms used but not otherwise defined in this Agreement shall have the meanings given those terms in the Leases, the A&R Leases (as defined below) or the A&R Tenant Loan Documents (as defined below), as applicable.

C. RETAINED PROPERTIES. Pursuant to the terms of those certain amended and restated lease agreements effective as of January 1, 2012, each of the Canyon Springs Lease, Cinco Ranch Lease, Fossil Creek Lease, Plantation Lease, Clear Creek Lease, Lake Park Lease, Mansfield Lease, Lakeridge Lease, Cowboys Lease and the Forest Park Lease (each as defined on Exhibit C attached hereto) has been amended and restated in its entirety to incorporate the material terms and conditions set forth on Exhibit D attached to this Agreement (such amended and restated leases, collectively with any and all ancillary agreements executed in connection therewith, and as the same may hereafter be amended, the “Retained Property A&R Leases”). The Properties leased pursuant to the Retained Property A&R Leases shall be referred to herein individually as a “Retained Property” and collectively as the “Retained Properties.”

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D. MANAGED PROPERTIES.

(i) Managed Property A&R Leases. Pursuant to the terms of those certain amended and restated lease agreements effective as of January 1, 2012, each of the Mesa Lease, Fox Meadow Lease, Weymouth Lease, Solon Lease, Ancala Lease, Arrowhead Lease, Continental Lease, Kokopelli Lease, Legend Lease, London Bridge Lease, Stonecreek Lease, Superstition Lease, Arrowhead–Littleton Lease, Eagle Brook Lease, Ruffled Feathers Lease, Tamarack Lease, Majestic Lease, Deer Creek Lease, Tallgrass Lease, Hunt Valley Lease, Meadowbrook Lease and Mission Hills Lease (each as defined on Exhibit C attached hereto) has been amended and restated in its entirety to incorporate the material terms and conditions set forth on Exhibit E attached hereto (such amended and restated leases, collectively with any and all ancillary agreements executed in connection therewith, and as the same may hereafter be amended, the “Managed Property A&R Leases” and, collectively with the Retained Property A&R Leases, the “A&R Leases”). The Properties leased pursuant to the Managed Property A&R Leases shall be referred to herein individually as a “Managed Property” and collectively as the “Managed Properties.”

(ii) Management Agreement. Pursuant to the terms of that certain Master Management Agreement between Tenant and Fore Golf Management, LLC, a Florida limited liability company (“ForeGolf Manager”), dated and effective as of the Effective Date and delivered simultaneously with the execution and delivery of this Agreement (as the same may hereafter be amended, the “Management Agreement”), ForeGolf Manager will manage and operate the Managed Properties on and after the applicable Commencement Dates (as defined in the Management Agreement) under the Management Agreement, pursuant to the terms thereof.

E. REIMBURSEMENT BY LANDLORDS OF CERTAIN CAPEX RESERVE EXPENDITURES. On the Effective Date and simultaneously with the execution and delivery of this Agreement, Landlords shall deliver to Tenant the aggregate amount of approximately $701,743.00 as full reimbursement to Tenant for expenditures incurred by Tenant in connection with the Capex Reserve Expenditures made by Tenant during calendar years 2010 and 2011 with respect to the Properties set forth on Exhibit F attached hereto.

F. WAIVER OF RENT. Any and all obligations of Tenant to pay 2009 Deferred Minimum Rent (as defined in the Leases), unpaid Minimum Rent, and Percentage Rent (as defined in the Leases) if any, due and payable under the Leases with respect to any and all Accounting Periods prior to the January 2012 Accounting Period (collectively, the “Past Due Rent”) are hereby waived and forgiven by Landlords in their entirety. From and after the Effective Date, all remedies of Landlords related to the 2009 Deferred Minimum Rent and the Past Due Rent are hereby waived, released and discharged in their entirety.

G. LEASE ALLOWANCES. As consideration for Tenant’s (i) execution and delivery of this Agreement, the A&R Leases, the A&R Tenant Loan Documents (as defined below) and the Second Amendment to Stock Pledge Agreement (as defined below), (ii) payment to the applicable Landlords of an amount equal to approximately $1,549,615.00, which amount represents the aggregate Minimum Rent (or pro rated Minimum Rent, as applicable) due and payable under the A&R Leases for the April 2012 Accounting Period, as more particularly set forth on Schedule G-1 attached hereto, and (iii) payment of approximately $1,394,546.00 for

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past due real estate taxes (including applicable interest, late fees and other penalties assessed) that were due and payable, but not paid, by Tenant under the Leases for the Properties set forth on Schedule G-2 attached hereto (the “Past Due RE Taxes”), Landlords hereby agree to provide Tenant lease allowance funds in an aggregate amount of approximately $22,952,469.00 (collectively, the “Lease Allowance Funds”) to be funded, used and applied in accordance with the following; provided, however, it is expressly understood and agreed that, with respect to any and all Lease Allowance Funds provided by Landlords pursuant to this Section G, no amount of such Lease Allowance Funds shall be included in the calculation of annual Minimum Rent due and payable under the A&R Leases, and Tenant shall not be required to repay or reimburse Landlords with respect to any such Lease Allowance Funds.

(i) Lease Allowance Funds-Tenant. An amount equal to approximately $10,860,000.00 in the aggregate in lease allowance funds shall be funded by Landlords to Tenant and shall be used by Tenant for (a) the payment of real estate and personal property taxes related to the Properties, (b) the payment of certain outstanding accounts payable, and (c) Working Capital (as defined in the A&R Leases) purposes; provided, however, that Landlords shall not be obligated to fund any of such lease allowance funds to Tenant unless and until all of the following conditions have been satisfied by Tenant in full:

(a) Escrow of Funds for Additional Property Taxes. On the Effective Date, simultaneously with the provision of lease allowance funds, Tenant shall deposit into escrow (the “Real Estate Tax Escrow Account”) with Landlords an amount equal to approximately $3,114,242.00 in the aggregate to be used solely for the payment of real estate taxes due and payable (or accrued on a pro rata basis on the number of calendar days through the Effective Date based on actual property tax bills) by Tenant under the Leases through March 31, 2012 (the “CLP Properties’ RE Taxes”), which CLP Properties’ RE Taxes shall be funded by Landlords to Tenant from said escrow, in one (1) or more disbursements, as applicable, no later than two (2) Business Days after Landlords’ approval of a written disbursement request submitted by Tenant, together with supporting documentation in form and substance acceptable to Landlords in their reasonable discretion, setting forth the applicable CLP Properties’ RE Taxes requested for payment; provided, however, that Landlords shall not be obligated to make any such disbursement if an Event of Default then exists by any PGMI Party under this Agreement, any A&R Retained Property Lease or any A&R Tenant Loan Document. Tenant hereby agrees to provide Landlords with evidence of payment of such CLP Properties’ RE Taxes.

(b) Real Estate Tax Reserve Account-Retained Properties. On the Effective Date, simultaneously with the provision of lease allowance funds, Tenant shall have deposited an amount equal to $150,000.00 into the Real Estate Tax Escrow Account pursuant to the requirements of Section 8.3.1 of the A&R Retained Property Leases.

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(c) Working Capital. Schedule G(i)(c) attached hereto sets forth (I) a list of certain accounts payable outstanding as of the date set forth therein in the aggregate amount of approximately $4,704,846.77 (the “Outstanding AP”), and (II) the amount of past due rent that was due and payable, but not paid, by Tenant under the ground leases related to the Retained Properties in the aggregate amount of approximately $526,048.00 the “Past Due Ground Lease Rent”). Landlords shall provide Tenant approximately $7,596,000.00 in lease allowance funds to be used by Tenant for Working Capital purposes (the “Working Capital Funds”); provided, however, that Landlords shall not be obligated to fund any of such Working Capital Funds to Tenant unless and until the following conditions have been satisfied by Tenant in full:

(A) With respect to the Outstanding AP, Tenant shall provide Landlords one (1) or more “check-runs” evidencing the payments to be made to the applicable vendors/obligees (each, a “Check-Run”), with each Check-Run to be in (1) an aggregate amount of not less than $1,000,000.00, and (2) form, and containing information, substantially similar to check-runs previously accepted by Landlords in the course of dealing of the Parties. Upon Landlords’ verification of a Check-Run submitted by Tenant in accordance with the preceding sentence, the amount of funds set forth in the applicable Check-Run shall be disbursed by Landlords from said escrow and delivered to Tenant.

(B) Tenant shall have paid the Past Due Ground Lease Rent in full.

(ii) Lease Allowance Funds-ForeGolf Manager/Managed Properties. An amount equal to approximately $12,092,469.00 in the aggregate in additional lease allowance funds shall be provided by Landlords to be funded, used and applied in accordance with the following with respect to the Managed Properties:

(a) Working Capital, Pro Shop Inventory and Liquor License Transfers. On the Effective Date, an amount not to exceed $3,870,000.00 in the aggregate shall be funded by Landlords to Tenant to be used (I) for Working Capital (as defined in the Managed Property A&R Leases) purposes and for the payment of Pro Shop Par Inventory (as defined in the Management Agreement) related solely to the Managed Properties (the “Manager Working Capital Funds”), which Manager Working Capital Funds shall be transferred in their entirety by Tenant to ForeGolf Manager, as more particularly set forth in the Management Agreement, and (II) for the payment of the fees of third-party consultants engaged to assist the parties in connection with the effectuation of the transfers of the liquor licenses required for the operation of the Managed Properties. Notwithstanding the foregoing, Tenant hereby directs Landlords to deliver such Manager Working Capital Funds directly to Manager, in accordance with the applicable terms of the Management Agreement.

(b) Prepaid Membership Dues Liabilities-Managed Properties. The Parties hereto acknowledge that (I) pursuant to the terms of the Membership Documents (as defined in the applicable Leases), members are entitled to prepay, in full and not in part, their annual membership dues (“Annual Prepaid Dues”) prior to the date(s) such annual membership dues are due and payable for the next succeeding membership year, and (II) prior to the Effective Date, Tenant collected an aggregate amount of approximately $4,328,637.00 in Annual Prepaid Dues with respect to the Managed Properties that operate private golf clubs, the entire amount of which has been used by Tenant prior to the Effective Date which will result in a Working Capital shortfall. In connection therewith, Landlords hereby agree to provide Tenant additional lease allowance funds in an aggregate amount of approximately $4,328,637.00 (the “Prepaid Dues Allowance Funds”), which Prepaid Dues Allowance Funds shall be provided by Landlords to Tenant in equal monthly installments (prorated for any partial months) commencing on the initial Commencement Date under the Management Agreement through the end of Fiscal Year 2012 (each, a “Monthly Prepaid Dues Payment”); provided, however, that Landlords shall not be

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obligated to make any such Monthly Prepaid Dues Payment if an Event of Default then exists by Tenant under the Management Agreement. Notwithstanding the foregoing, Tenant hereby directs Landlords to deliver such Monthly Prepaid Dues directly to Manager, in accordance with the applicable terms of the Management Agreement.

(c) Event Deposit Liabilities-Managed Properties. The Parties hereto acknowledge that, prior to the Effective Date, Tenant collected an aggregate amount of approximately $1,956,238.00 in event deposits with respect to the Managed Properties that pertain to events scheduled to occur following the Effective Date (including, but not limited to, prepaid deposits for tournaments, outings, banquets and other reservations), the entire amount of which has been used by Tenant prior to the Effective Date for the payment of accounts payable and accrued expenses which has resulted in a Working Capital shortfall. In connection therewith, Landlords hereby agree to provide Tenant additional lease allowance funds in an aggregate amount of approximately $1,956,238.00 (the “Event Deposit Allowance Funds”), which Event Deposit Allowance Funds shall be provided by Landlords to Tenant, in several disbursements, no later than two (2) Business Days after Landlords’ approval of a written disbursement request submitted by Tenant or Manager setting forth the amount(s) having become earned pursuant to the terms of the applicable event agreements, together with supporting documentation in form and substance acceptable to Landlords in their reasonable discretion; provided, however, that Landlords shall not be obligated to make disbursements more frequently than once every calendar month (each, an “Event Deposit Payment”); provided, further, however, that Landlords shall not be obligated to make any such Event Deposit Payment if an Event of Default then exists by Tenant under the Management Agreement. Notwithstanding the foregoing, Tenant hereby directs Landlords to deliver such Event Deposit Payments directly to Manager, in accordance with the applicable terms of the Management Agreement.

(d) Redemption Liabilities–Managed Properties. The Parties hereto acknowledge that, as of the Effective Date, there currently exist an aggregate amount of approximately $1,937,594.00 (the “Redemption Liabilities Cap Amount”) in gift card/gift certificate liabilities, membership dues credits and discounts granted prior to the Effective Date but first applicable following the Effective Date, “credit book” liabilities (e.g., golf shop merchandise redemption liabilities), Eagle Cards, trail fees, passes, rain checks, discounted fees for locker, handicap, hole in one, tournament entry, private cart, private storage and bag storage as well as credits, discounts or play privileges granted under any barter agreements, member referral program, Player Development Program, gift certificates, range fees, complimentary cards and passes, multi-play cards, prepaid golf lessons, food and beverage vouchers and use privileges, and undisclosed discounts or free giveaways with respect to the Managed Properties. In connection therewith, Landlords hereby agree to provide Tenant additional lease allowance funds in an aggregate amount not to exceed the Redemption Liabilities Cap Amount (the “Redemption Liabilities Allowance Funds”), which Redemption Liabilities Allowance Funds shall be funded by Landlords to Tenant, in several disbursements, no later than two (2) Business Days after Landlords’ approval of a written disbursement request submitted by Tenant or Manager, together with supporting documentation in form and substance acceptable to Landlords in their reasonable discretion, evidencing the amount redeemed by members/customers; provided, however, that Landlords shall not be obligated to make disbursements more frequently than once every calendar month (each, a “Redemption Liabilities Disbursement”); provided, further, however, that Landlords shall not be obligated to make any such Redemption Liabilities

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Disbursement if an Event of Default then exists by Tenant under the Management Agreement. Notwithstanding the foregoing, Tenant hereby directs Landlords to deliver such Redemption Liabilities Disbursements directly to Manager, in accordance with the applicable terms of the Management Agreement.

H. REFUNDABLE MEMBERSHIP DEPOSITS. With respect to the Managed Properties known as Ancala Country Club AZ, Arrowhead Country Club AZ, Eagle Brook Country Club IL, Fox Meadow Country Club OH, Hunt Valley Golf Club MD, Meadowbrook Golf & Country Club OK, Signature of Solon Country Club OH, Tallgrass Country Club KS and Weymouth Country Club OH (collectively, the “Managed Property Private Clubs”), certain obligations exist with respect to the repayment of Refundable Membership Deposits (as defined in the Managed Property A&R Leases) with respect to such Managed Property Private Clubs only, subject to any and all rights to enforce liabilities with respect thereto assumed by The David G. Price Trust, dated March 5, 1998, and The Dallas P. Price Trust, dated May 14, 1998 (collectively, the “Trusts”), pursuant to that certain Amended and Restated Deposit Assumption Agreement dated September 14, 2002 (as the same has been, and may hereafter be, amended, assigned and partially assigned), pursuant to which the Trusts agreed to refund certain refundable membership deposits related to certain golf clubs, including the Managed Property Private Clubs. Landlords hereby agree that, to the extent any liabilities remain with respect to the repayment of any such Refundable Membership Deposits after enforcement of the Trust’s obligations with respect thereto (the “Remaining Refundable Membership Deposit Liabilities”), Tenant shall not be responsible for the repayment of any such Remaining Refundable Membership Deposit Liabilities for so long as the Management Agreement is in effect.

I. TENANT LOAN. Pursuant to the terms of that certain (i) Consolidated, Renewal, Amended and Restated Promissory Note executed by Tenant in favor of CLP Lender in the original aggregate principal amount of $6,000,000.00, (ii) Amended and Restated Loan Agreement among Tenant, PGMI and CLP Lender, (iii) Amended and Restated Security Agreement executed by Tenant in favor of CLP Lender, and (iv) Amended and Restated Unconditional Guaranty executed by PGMI in favor of CLP Lender (collectively, and as the same may hereafter be amended, the “A&R Tenant Loan Documents”), each dated and effective as of the Effective Date and delivered simultaneously with the execution and delivery of this Agreement, each of the Current Tenant Loan Documents has been amended and restated in its entirety to convert the Current Tenant Loan into a term loan (the “Tenant Term Loan”), which Tenant Term Loan shall have the following material terms and conditions: (a) interest shall be due and payable at a rate equal to LIBOR (as defined in the A&R Tenant Loan Documents) plus 4.00%, (b) all accrued and unpaid interest for the period from and after the Effective Date through and including December 31, 2013 shall be added to then outstanding principal balance of the Tenant Term Loan, and monthly payments of accrued interest shall be due and payable commencing February 2014, (c) annual principal payments in an amount equal to the aggregate annual Additional Minimum Rent due under, and as defined in, the Retained Property A&R Leases shall be due and payable, and (e) the initial maturity date shall be December 31, 2016, with the ability of Tenant to extend the maturity date for an additional five (5) years to December 31, 2021 provided there is no then existing Event of Default (as defined in the A&R Tenant Loan Documents) and there have been no more than three (3) prior instances in which there has occurred an Event of Default.

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J. CONDITIONAL GUARANTY. Pursuant to the terms of that certain Conditional Guaranty, dated and effective as of the Effective Date and delivered simultaneously with the execution and delivery of this Agreement (as the same may hereafter be amended, the “Conditional Guaranty”), Munsch has provided CLP Lender and Landlords a conditional personal guaranty with a $1,000,000.00 liability cap, which guarantees certain Obligations (as defined in the Conditional Guaranty) of Tenant and PGMI under the A&R Leases and the A&R Tenant Loan Documents in the event that any of the Triggering Events (as defined in the Conditional Guaranty) shall occur.

K. SECOND AMENDMENT TO STOCK PLEDGE AND ESCROW AGREEMENT. Pursuant to the terms of that certain Second Amendment to Stock Pledge Agreement, dated and effective as of the Effective Date and delivered by Munsch to CLP simultaneously with the execution and delivery of this Agreement (as the same may hereafter be amended, the “Second Amendment to Stock Pledge Agreement”), the Stock Pledge Agreement has been amended to reflect that the Pledged Shares (as defined in the Stock Pledge Agreement) will only be released upon CLP’s written notice to Escrow Agent (as defined in the Second Amendment to Stock Pledge) upon the earlier of the (i) termination of this Agreement or (ii) delivery by Tenant to Landlords of security deposit funds in the aggregate amount of $1,500,000.00 (the “New Security Deposit”), which New Security Deposit shall be (a) delivered to and accepted by CLP simultaneously with the execution of amendments to each of the Retained Property A&R Leases adding such security deposit provisions to said leases with respect to the New Security Deposit, which additional security deposit provisions shall be substantially similar in form and substance to the security deposit provisions set forth in Section 3.9 of the original leases for the Properties, (b) comprised of cash, an irrevocable letter of credit or a combination thereof, to be determined in the sole and absolute discretion of Landlords, and (c) be held by Landlords as security for the full and faithful performance by Tenant of all of Tenant’s obligations under the Retained Property A&R Leases.

L. RELEASE OF CURRENT SECURITY DEPOSIT FUNDS. In consideration of the agreements and obligations of the PGMI Parties under this Agreement, on the Effective Date and simultaneously with the execution and delivery of this Agreement, the Landlords shall release and deliver to Tenant all of the Current Security Deposit Funds. Tenant hereby agrees and covenants to use all such released Current Security Deposit Funds for working capital purposes.

M. PGMI ARTICLES AND BYLAWS. The PGMI Parties hereby covenant and agree that the Amended PGMI Governance Documents shall not be amended or modified in any respect without the prior written consent of CLP, which consent may be withheld in CLP’s sole and absolute discretion.

N. RATIFICATION OF OBSERVATION RIGHTS AGREEMENT. The Parties hereby acknowledge and agree that (i) all terms and conditions set forth in the Observation Rights Agreement are hereby ratified and confirmed in all respects, and (ii) the Observation Rights Agreement is in full force and effect as of the Effective Date.

O. EMPLOYMENT AGREEMENT. The PGMI Parties hereby represent and warrant to the CLP Parties that (i) the PGMI Parties have provided the CLP Parties with fully executed copies of all amendments to the Employment Agreement executed by the parties thereto prior to the Effective Date, and (ii) the Employment Agreement, as so amended, is in full force and effect as of the Effective Date.

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P. RATIFICATION OF PGMI LEASE GUARANTEES. The Parties hereby acknowledge and agree that (i) all terms and conditions set forth in the PGMI Lease Guarantees are hereby ratified and confirmed in all respects, (ii) the PGMI Lease Guarantees are in full force and effect as of the Effective Date, and (iii) pursuant to the PGMI Lease Guarantees, PGMI continues to guarantee the obligations of Tenant under each of the A&R Leases, as more particularly set forth in the PGMI Lease Guarantees.

Q. REPRESENTATIONS AND WARRANTIES OF PGMI PARTIES. Each PGMI Party hereby makes the following representations and warranties, upon which each PGMI Party acknowledges and agrees that each CLP Party is entitled to rely and which are accurate in all respects as of the Effective Date (except with respect to those representations and warranties which are made as of a specific time, which shall have been or shall be accurate in all respects as of such time):

(i) Each PGMI Party other than Munsch is duly formed, validly existing and in good standing in, and under the laws of, the jurisdiction of its incorporation or formation, and is qualified to do business in the jurisdictions in which Applicable Laws requires same, and has all requisite power and authority to own its assets and conduct the businesses as currently owned and conducted.

(ii) Each PGMI Party has full power and authority to execute and deliver this Agreement and any and all other documents to be executed and delivered by it pursuant to this Agreement (the “PGMI Party Deliverables”), and to perform all obligations required of it under this Agreement and the PGMI Party Deliverables. The execution and delivery by each PGMI Party of this Agreement and, if and when executed and delivered, each of the other PGMI Party Deliverables, and the performance by each PGMI Party of its obligations under this Agreement and, if and when executed and delivered, each of the other PGMI Party Deliverables, have been duly and validly authorized by all necessary action by each PGMI Party. This Agreement and, if and when executed and delivered, each of the other PGMI Party Deliverables, constitute, or will constitute, legal, valid and binding obligations of the PGMI Parties enforceable against each PGMI Party in accordance with their terms.

(iii) To PGMI Parties’ Knowledge (defined below), each Ground Lease is in full force and effect, and no party is in breach of default thereunder. For purposes of this Agreement, the term “PGMI Parties’ Knowledge” shall mean the present actual knowledge of Joe R. Munsch, Lynn Marie Mallery and the Chief Financial Officer (or employee serving in a similar capacity) or the senior level employee of a PGMI Party that performs financial and/or accounting functions for any PGMI Party, or conducts financial reviews and/or prepares financial reports with respect to the properties owned and/or operated by a PGMI Party.

(iv) To PGMI Parties’ Knowledge, (a) other than as disclosed to the CLP Parties in writing prior to Effective Date, no PGMI Party is in default under any Lease, any PGMI Lease Guaranty, the Stock Pledge Agreement, any current Tenant Loan Document or the Original Omnibus Agreement (each, a “Current CLP/PGMI Document”), nor has any event or omission occurred which with the giving of notice or lapse of time or both would constitute a default by any PGMI Party under any Current CLP/PGMI Document.

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(v) Other than as disclosed to the CLP Parties in writing prior to Effective Date, there are no actions, suits, arbitrations, governmental investigations or other proceedings pending or, to PGMI Parties’ Knowledge, threatened against any PGMI Party that would affect any Property, any Business, or any of the material PGMI Party Deliverables in any material respect.

(vi) To PGMI Parties’ Knowledge, Tenant possesses all material licenses, permits, consents, authorizations, approvals, registrations, orders, franchises and certificates necessary for the operation of the Businesses as currently conducted pursuant to each Lease.

(vii) No PGMI Party has filed, or is in the process of preparing to file as of the Effective Date, a voluntary petition, case or proceeding under any section or chapter of Title 11 of the United States Code, as amended (the “Bankruptcy Code”), or under any similar law or statute of the United States or any state thereof, relating to bankruptcy, insolvency, reorganization, winding up or composition or adjustment of its debts, and no such petition, case or proceeding has been filed against either PGMI Party which has not been dismissed, vacated or stayed on appeal. No PGMI Party has been adjudicated as bankrupt or insolvent or has consented to or filed an answer admitting or failing reasonably to contest an allegation of bankruptcy or insolvency. No PGMI Party has sought, or consented to or acquiesced in, the appointment of any receiver, trustee, liquidator or other custodian of it or a material part of its assets, and no PGMI Party has made or taken any action to make a general assignment for the benefit of creditors or an arrangement, attachment or execution has been levied and no tax lien or other governmental or similar lien has been filed, against it or a material part of its properties, which has not been duly and fully discharged prior to the Effective Date.

(viii) With respect to each Property, to PGMI Parties’ Knowledge, no mechanic’s liens have been filed against such Property, or portion thereof, other than as disclosed to the applicable Landlord in writing prior to Effective Date.

(ix) Tenant has not received written notice from any insurance carrier of defects or inadequacies in any Property which, if uncorrected, would result in a termination of insurance coverage or a material increase in the premiums charged therefor, other than as disclosed to Landlords in writing prior to Effective Date.

R. REPRESENTATIONS AND WARRANTIES OF CLP PARTIES. Each CLP Party hereby makes the following representations and warranties, upon which each CLP Party acknowledges and agrees that each PGMI Party is entitled to rely and which are accurate in all respects as of the Effective Date (except with respect to those representations and warranties which are made as of a specific time, which shall have been or shall be accurate in all respects as of such time):

(i) Each CLP Party is duly formed, validly existing and in good standing in, and under the laws of, the jurisdiction of its incorporation or formation, and is qualified to do business in the jurisdictions in which Applicable Law requires same, and has all requisite power and authority to own its assets and conduct the businesses as currently owned and conducted.

EXHIBIT 10.1

(ii) Each CLP Party has full power and authority to execute and deliver this Agreement and all documents to be executed and delivered by it pursuant to this Agreement (“CLP Party Deliverables”), and to perform all obligations required of it under this Agreement and the CLP Parties’ Deliverables. The execution and delivery by each CLP Party of this Agreement and, when executed and delivered, each of the CLP Party Deliverables, and the performance by each CLP Party of its obligations under this Agreement and, when executed and delivered, each of the CLP Party Deliverables, have been duly and validly authorized by all necessary action by each CLP Party. This Agreement and, when executed and delivered, each of the CLP Party Deliverables constitute, or will constitute, legal, valid and binding obligations of the CLP Parties enforceable against each CLP Party in accordance with their terms.

S. DEFAULT/REMEDIES.

(i) CLP Party Default. In the event that a CLP Party shall commit a breach or default with respect to any of its covenants, agreements, obligations, representations or warranties given or made under this Agreement and such CLP Party fails to cure such breach or default within ten (10) days after written notice thereof from the PGMI Parties, then the PGMI Parties, as their sole and exclusive remedy for such breach or default, shall have right to elect either of the following: (a) waive such breach or default and otherwise proceed hereunder or (b) terminate this Agreement, in which case the Parties shall have no further rights or obligations under this Agreement, except for those which expressly survive termination under the terms hereof; it being expressly understood and agreed to by the PGMI Parties that no CLP Party shall be liable to any PGMI Party under this Agreement for any damages or other monetary liability as the result of any breach of, or default under, any of the terms or provisions of this Agreement, including, but not limited to, actual, direct, consequential or punitive damages and the PGMI Parties expressly release and waive the CLP Parties from any such liability.

(ii) PGMI Party Default. A default or breach by a PGMI Party under this Agreement in connection with any (a) covenant, agreement or obligation of a PGMI Party hereunder in any respect, or (b) representation or warranty given or made hereunder by a PGMI Party in any material respect, shall be and constitute a default under the Retained Property A&R Leases and the A&R Tenant Loan Documents, and, in addition to the remedies provided herein below, the CLP Parties shall have the right to exercise any and all remedies afforded under the Retained Property A&R Leases and the A&R Tenant Loan Documents. An Event of Default by any PGMI Party under any Retained Property A&R Lease or any A&R Tenant Loan Document, or the occurrence of a Triggering Event under the Conditional Guaranty, shall be and constitute a default by the PGMI Parties under this Agreement. In the event of a default by a PGMI Party under this Agreement in connection with any covenant, agreement, obligation, representation or warranty given or made hereunder, which is not cured within ten (10) days after receipt of written notice thereof from the applicable CLP Party(ies) (provided, however, that such ten (10) day notice and cure period shall not apply if the default hereunder is the result of an Event of Default by Tenant under any Retained Property A&R Lease or is the result of the occurrence of a Triggering Event under the Conditional Guaranty), the CLP Parties shall have any and all rights and remedies afforded it under law or equity, including without limitation, a right to sue for specific performance and/or damages.

EXHIBIT 10.1

T. INDEMNIFICATION BY PGMI PARTIES. The PGMI Parties shall indemnify, save, pay and hold the CLP Parties harmless from and against any claim by any employee of PGMI and/or Tenant related to PGMI’s and/or Tenant’s failure to pay (i) such employee’s wages, salary, bonuses, employment taxes, accrued vacation pay, sick days and personal days, and withholding taxes prior to and after the applicable Commencement Date (as defined in the Fore Golf Management Agreement) as to which they may be entitled, arising from such employees’ employment at the Managed Properties prior to the applicable Commencement Date, (ii) benefits, whenever due, provided under plans in which PGMI’s and/or Tenant’s employees participated prior to or after the applicable Commencement Date, and (iii) liability under Section 4980B, Part 6 of Title I of the Employee Retirement Income Security Act of 1974 (“ERISA”) or Title IV of ERISA related to employees arising prior to or after the applicable Commencement Date.

U. CONFIDENTIALITY. Each Party agrees to keep the terms and provisions of this Agreement strictly confidential and hereby agrees that they shall not disclose such information or the terms and provisions hereof to any Person other than to their respective counsel, shareholders, directors, lenders or prospective lenders, advisors, consultants or employees who have a need to know of such information and have been instructed to maintain the confidentiality thereof, except (i) as required by applicable law, (ii) to the extent already in the public domain, (iii) in connection with public disclosure obligations as are required by the U.S. Securities Exchange Commission, or (iv) in connection with any litigation relating to this Agreement or the subject matter set forth in this Agreement. Each Party acknowledges and agrees that the terms and provisions of this Section Q shall be binding on the Parties and shall survive the consummation of the transactions contemplated by this Agreement or the termination of this Agreement. No Party shall have the right to make a public announcement or disclosure regarding the transactions described in this Agreement without the prior approval of the other Parties. All Parties shall approve the timing, form and substance of any such public announcement or disclosure, which approval shall not be unreasonably withheld, conditioned or delayed, except if a party is required to make a public announcement or disclosure under applicable law, in which case no such approval by the other party shall be required (but the other party shall be given a copy of such announcement or disclosure and the opportunity to comment on it as soon as reasonably practicable before such announcement or disclosure is required to be made).

EXHIBIT 10.1

V. MISCELLANEOUS.

(i) Notices.

(a) All notices, requests, demands and other communications required to be provided by any Party under this Agreement (each, a “Notice”) shall be in writing and delivered, at the sending Party’s cost and expense, by (I) personal delivery, (II) certified U.S. mail, with postage prepaid and return receipt requested, (III) overnight courier service, or (IV) facsimile transmission, with a verification copy sent on the same day by any of the methods set forth in clauses (I), (II) or (III), to the recipient Party at the following address or facsimile number:

If to CLP Party(ies):	c/o CNL Lifestyle Properties, Inc.
450 South Orange Avenue
Orlando, Florida 32801
Attention: Holly Greer, Esq., SVP & General Counsel
Fax: 407-540-2544
Phone: 407-650-1000

with a copy to:	Lowndes, Drosdick, Doster, Kantor and Reed, P.A.
215 North Eola Drive
P.O. Box 2809
Orlando, Florida 32801
Attention: William T. Dymond, Jr., Esq.
Fax: (407) 843-4444
Phone: (407) 843-4600

If to a PGMI Party(ies):	c/o Premier Golf Management, Inc.
4851 LBJ Freeway, Suite 600
Dallas, Texas 75244
Attention: Joe R. Munsch, President
Attention: Lynn Marie Mallery, Esq.
Fax: (214) 722-6052
Phone: (214) 722-6006 (Joe R. Munsch)
Phone: (214) 722-6033 (Lynn Marie Mallery)

with a copy to:	Quilling, Selander, Lownds, Winslett & Moser
2001 Bryan Street
Suite 1800
Dallas, Texas 75201
Attention: Michael J. Quilling, Esq.
Fax: (214) 871-2111
Phone: (214) 871-2100

(b) All Notices sent by a Party (or its counsel as contemplated below) under this Agreement shall be deemed to have been received by the Party to whom such Notice is sent upon (I) delivery to the address or facsimile number of the recipient Party, provided that such delivery is made prior to 5:00 p.m. (local time for the recipient Party) on a Business Day, otherwise the following Business Day, or (II) the attempted delivery of such Notice if (A) such recipient Party refuses delivery of such Notice, or (B) such recipient Party is no longer at such address or facsimile number, and such recipient Party failed to provide the sending Party with its current address or facsimile number pursuant to clause (c) below.

(c) The Parties and their respective counsel shall have the right to change their respective address and/or facsimile number for the purposes of this Section R(i) by providing a Notice of such change in address and/or facsimile number as required under this Section R(i).

EXHIBIT 10.1

(d) The Parties agree that the attorney for a Party shall have the authority to deliver Notices on such Party’s behalf to the other Parties hereto.

(ii) Binding Effect. This Agreement shall be binding upon, and inure to the benefit of, the Parties and their respective successors and assigns.

(iii) Amendment. This Agreement may only be amended or modified in a writing signed by all of the Parties.

(iv) Conflict. In the event of a conflict between provisions of this Agreement and provisions of the A&R Leases, the A&R Tenant Loan Documents or the Conditional Guaranty, the provisions of the A&R Leases, the A&R Tenant Loan Documents or the Conditional Guaranty, as applicable, shall control; provided, however, in the event of a conflict between the provisions of (a) Section F of this Agreement and the provisions of the A&R Leases, the provisions of Section F of this Agreement shall control, and (b) Section H of this Agreement and the Managed Property A&R Leases, the provisions of Section H of this Agreement shall control.

(v) Attorneys’ Fees and Costs. In the event that litigation shall arise between any of the Parties hereto with respect to this Agreement, the losing Party in such litigation shall pay to the prevailing Party in such litigation a sum equal to all reasonable attorneys’ fees and court costs, including paralegal charges, incurred by the prevailing party in and with respect to such litigation at both the trial and appellate levels of proceedings thereof.

(vi) Counterparts. The Parties agree that this Agreement may be signed and delivered in counterparts, all of which shall constitute one and the same instrument.

(vii) Severability. If any term or provision of this Agreement is held to be or rendered invalid or unenforceable at any time in any jurisdiction, such term or provision shall not affect the validity or enforceability of any other terms or provisions of this Agreement, or the validity or enforceability of such affected term or provision at any other time or in any other jurisdiction.

(viii) Governing Law/Waiver of Jury Trial. This Agreement shall be governed by and construed in accordance with the laws of the State of Florida, without giving effect to any conflicts of law provisions thereof. The Parties hereto (i) submit to the personal jurisdiction and venue of the Ninth Judicial Circuit Court in and for Orange County, Florida, and the United States District Court for the Middle District of Florida, (ii) unconditionally agree that any such claim may be heard and determined in such State court or, to the extent permitted by law, in such Federal court, (iii) agree that a final judgment in any such claim shall be conclusive and may be enforced in any other jurisdiction by suit on the judgment or in any other manner provided by law, and (iv) irrevocably and unconditionally waive, to the fullest extent the applicable party may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement or any related matter in the foregoing State court or Federal court, and the defense

EXHIBIT 10.1

that such court is an inconvenient forum for the maintenance of such claim. Each Party hereby waives its right to a trial by jury in any litigation or other court proceeding with respect to any matter arising from or in connection with this Agreement.

(ix) Entire Agreement. This Agreement and the agreements to be executed and delivered in connection herewith set forth the entire understanding and agreement of the Parties hereto and shall supersede any other agreements and understandings (written or oral) between the Parties on or prior to the date of this Agreement with respect to the transactions described in this Agreement.

[Signatures Begin on Next Page]

EXHIBIT 10.1

IN WITNESS WHEREOF, the Parties hereto have executed and delivered this Agreement as of the Effective Date.

PGMI PARTIES

PGMI:	PREMIER GOLF MANAGEMENT, INC., a Delaware corporation

/s/ Lynn Marie Mallery
	Name:	Lynn Marie Mallery
	Title:	Vice President

MUNSCH:	/s/ Joe R. Munsch
JOE R. MUNSCH, individual

TENANT:	EVERGREEN ALLIANCE GOLF LIMITED, L.P., a Delaware limited partnership

	By:	PREMIER GOLF EAGL GP, L.L.C., a Delaware limited liability company, General Partner

		By:	/s/ Lynn Marie Mallery
			Name:	Lynn Marie Mallery
			Title:	Senior Vice President

EXHIBIT 10.1

CLP PARTIES

LANDLORDS:	CLP SOUTHWEST GOLF, LLC, a Delaware limited liability company (f/k/a CNL Income EAGL Southwest Golf, LLC)

	By:	/s/ Kay S. Redlich
		Name:	Kay S. Redlich
		Title:	Senior Vice President

CLP WEST GOLF, LLC, a Delaware limited liability company (f/k/a CNL Income EAGL West Golf, LLC)

	By:	/s/ Kay S. Redlich
		Name:	Kay S. Redlich
		Title:	Senior Vice President

CLP NORTH GOLF, LLC, a Delaware limited liability company (f/k/a CNL Income EAGL North Golf, LLC)

	By:	/s/ Kay S. Redlich
		Name:	Kay S. Redlich
		Title:	Senior Vice President

CLP MIDWEST GOLF, LLC, a Delaware limited liability company (f/k/a CNL Income EAGL Midwest Golf, LLC)

	By:	/s/ Kay S. Redlich
		Name:	Kay S. Redlich
		Title:	Senior Vice President

EXHIBIT 10.1

CLP MIDEAST GOLF, LLC, a Delaware limited liability company (f/k/a CNL Income EAGL Mideast Golf, LLC)

By:	/s/ Kay S. Redlich
	Name:	Kay S. Redlich
	Title:	Senior Vice President

CLP LEASEHOLD GOLF, LLC, a Delaware limited liability company (f/k/a CNL Income EAGL Leasehold Golf, LLC)

By:	/s/ Kay S. Redlich
	Name:	Kay S. Redlich
	Title:	Senior Vice President

CLP CANYON SPRINGS GOLF, LLC, a Delaware limited liability company (f/k/a CNL Income Canyon Springs, LLC)

By:	/s/ Kay S. Redlich
	Name:	Kay S. Redlich
	Title:	Senior Vice President

CLP CINCO RANCH GOLF, LLC, a Delaware limited liability company (f/k/a CNL Income Cinco Ranch, LLC)

By:	/s/ Kay S. Redlich
	Name:	Kay S. Redlich
	Title:	Senior Vice President

EXHIBIT 10.1

CLP FOSSIL CREEK GOLF, LLC, a Delaware limited liability company (f/k/a CNL Income Fossil Creek, LLC)

By:	/s/ Kay S. Redlich
	Name:	Kay S. Redlich
	Title:	Senior Vice President

CLP PLANTATION GOLF, LLC, a Delaware limited liability company (f/k/a CNL Income Plantation, LLC)

By:	/s/ Kay S. Redlich
	Name:	Kay S. Redlich
	Title:	Senior Vice President

CLP CLEAR CREEK GOLF, LLC, a Delaware limited liability company (f/k/a CNL Income Clear Creek, LLC)

By:	/s/ Kay S. Redlich
	Name:	Kay S. Redlich
	Title:	Senior Vice President

CLP LAKE PARK GOLF, LLC, a Delaware limited liability company (f/k/a CNL Income Lake Park, LLC)

By:	/s/ Kay S. Redlich
	Name:	Kay S. Redlich
	Title:	Senior Vice President

EXHIBIT 10.1

CLP MANSFIELD GOLF, LLC, a Delaware limited liability company (f/k/a CNL Income Mansfield, LLC)

By:	/s/ Kay S. Redlich
	Name:	Kay S. Redlich
	Title:	Senior Vice President

CLP MESA DEL SOL GOLF, LLC, a Delaware limited liability company (f/k/a CNL Income Mesa Del Sol, LLC)

By:	/s/ Kay S. Redlich
	Name:	Kay S. Redlich
	Title:	Senior Vice President

CLP LAKERIDGE GOLF, LLC, a Delaware limited liability company (f/k/a CNL Income Lakeridge, LLC)

By:	/s/ Kay S. Redlich
	Name:	Kay S. Redlich
	Title:	Senior Vice President

CLP FOX MEADOW GOLF, LLC, a Delaware limited liability company (f/k/a CNL Income Fox Meadow, LLC)

By:	/s/ Kay S. Redlich
	Name:	Kay S. Redlich
	Title:	Senior Vice President

EXHIBIT 10.1

CLP WEYMOUTH GOLF, LLC, a Delaware limited liability company (f/k/a CNL Income Weymouth, LLC)

	By:	/s/ Kay S. Redlich
		Name:	Kay S. Redlich
		Title:	Senior Vice President

CLP SIGNATURE OF SOLON GOLF, LLC, a Delaware limited liability company (f/k/a CNL Income Signature of Solon, LLC)

	By:	/s/ Kay S. Redlich
		Name:	Kay S. Redlich
		Title:	Senior Vice President

GRAPEVINE GOLF CLUB, L.P., a Delaware limited partnership

	By:	GRAPEVINE GOLF, L.L.C., a Delaware limited liability company, General Partner

		By:	/s/ Kay S. Redlich
		Name:	Kay S. Redlich
		Title:	Senior Vice President

CLP:	CLP PARTNERS, LP, a Delaware limited partnership (f/k/a CLP Income Partners, LP)

	By:	CLP GP CORP., a Delaware corporation

		By:	/s/ Kay S. Redlich
			Name:	Kay S. Redlich
			Title:	Senior Vice President

EXHIBIT 10.1

CLP LENDER:	CLP TRS LENDING CORP., a Delaware corporation (f/k/a CNL Income TRS Lending Corp.)

	By:	/s/ Kay S. Redlich
		Name:	Kay S. Redlich
		Title:	Senior Vice President

EXHIBIT 10.1

EXHIBIT A

LANDLORDS

1.	CLP Canyon Springs Golf, LLC, a Delaware limited liability company (f/k/a CNL Income Canyon Springs, LLC) (“Canyon Springs LLC”)

2.	CLP Cinco Ranch Golf, LLC, a Delaware limited liability company (f/k/a CNL Income Cinco Ranch, LLC) (“Cinco Ranch LLC”)

3.	CLP Fossil Creek Golf, LLC, a Delaware limited liability company (f/k/a CNL Income Fossil Creek, LLC) (“Fossil Creek LLC”)

4.	CLP Plantation Golf, LLC, a Delaware limited liability company (f/k/a CNL Income Plantation, LLC) (“Plantation LLC”)

5.	CLP Clear Creek Golf, LLC, a Delaware limited liability company (f/k/a CNL Income Clear Creek, LLC) (“Clear Creek LLC”)

6.	CLP Lake Park Golf, LLC, a Delaware limited liability company (f/k/a CNL Income Lake Park, LLC) (“Lake Park LLC”)

7.	CLP Mansfield Golf, LLC, a Delaware limited liability company (f/k/a CNL Income Mansfield, LLC) (“Mansfield LLC”)

8.	CLP Lakeridge Golf, LLC, a Delaware limited liability company (f/k/a CNL Income Lakeridge, LLC) (“Lakeridge LLC”)

9.	Grapevine Golf Club, LP, a Delaware limited partnership (“Grapevine LP”)

10.	CLP Leasehold Golf, LLC, a Delaware limited liability company (f/k/a CNL Income EAGL Leasehold Golf, LLC) (“Leasehold LLC”)

11.	CLP Mesa Del Sol Golf, LLC, a Delaware limited liability company (f/k/a CNL Income Mesa Del Sol, LLC) (“Mesa Del Sol LLC”)

12.	CLP Fox Meadow Golf, LLC, a Delaware limited liability company (f/k/a CNL Income Fox Meadow, LLC) (“Fox Meadow LLC”)

13.	CLP Weymouth Golf, LLC, a Delaware limited liability company (f/k/a CNL Income Weymouth, LLC) (“Weymouth LLC”)

14.	CLP Signature of Solon Golf, LLC, a Delaware limited liability company (f/k/a CNL Income Signature of Solon, LLC) (“Signature of Solon LLC”)

15.	CLP Southwest Golf, LLC, a Delaware limited liability company (f/k/a CNL Income EAGL Southwest Golf, LLC) (“Southwest LLC”)

Exhibits and Schedules

EXHIBIT 10.1

16.	CLP West Golf, LLC, a Delaware limited liability company (f/k/a CNL Income EAGL West Golf, LLC) (“West LLC”)

17.	CLP North Golf, LLC, a Delaware limited liability company (f/k/a CNL Income EAGL North Golf, LLC) (“North LLC”)

18.	CLP Midwest Golf, LLC, a Delaware limited liability company (f/k/a CNL Income EAGL Midwest Golf, LLC) (“Midwest LLC”)

19.	CLP Mideast Golf, LLC, a Delaware limited liability company (f/k/a CNL Income EAGL Mideast Golf, LLC) (“Mideast LLC”)

Exhibits and Schedules

EXHIBIT 10.1

EXHIBIT B

PROPERTIES

	Landlord/Owner	Property	City/State

1.	Canyon Springs LLC	Canyon Springs Golf Club	San Antonio TX
2.	Cinco Ranch LLC	Golf Club at Cinco Ranch	Katy TX
3.	Fossil Creek LLC	Golf Club at Fossil Creek	Fort Worth TX
4.	Plantation LLC	Plantation Golf Club	Frisco TX
5.	Clear Creek LLC	Clear Creek Golf Club	Houston TX
6.	Lake Park LLC	Lake Park Golf Club	Lewisville TX
7.	Mansfield LLC	Mansfield National Golf Club	Mansfield TX
8.	Lakeridge LLC	Lakeridge Country Club	Lubbock TX
9.	Grapevine LP	Cowboys Golf Club	Grapevine TX
10.	Leasehold LLC	Forest Park Golf Course	St. Louis MO
11.	Mesa Del Sol LLC	Mesa Del Sol Golf Club	Yuma AZ
12.	Fox Meadow LLC	Fox Meadow Country Club	Medina OH
13.	Weymouth LLC	Weymouth Country Club	Medina OH
14.	Signature of Solon LLC	Signature of Solon Country Club	Solon OH
15.	Southwest LLC	Ancala Country Club	Scottsdale AZ
16.	Southwest LLC	Arrowhead Country Club	Glendale AZ
17.	Southwest LLC	Continental Golf Course	Scottsdale AZ
18.	Southwest LLC	Kokopelli Golf Club	Gilbert AZ
19.	Southwest LLC	Legend at Arrowhead	Glendale AZ
20.	Southwest LLC	London Bridge Golf Course	Lake Havasu AZ
21.	Southwest LLC	Stonecreek Golf Club	Phoenix AZ
22.	Southwest LLC	Superstition Springs Golf Club	Mesa AZ
23.	West LLC	Arrowhead Golf Club	Littleton CO
24.	North LLC	Eagle Brook Country Club	Geneva IL
25.	North LLC	Ruffled Feathers Golf Club	Lemont IL
26.	North LLC	Tamarack Country Club	Naperville IL
27.	North LLC	Majestic Oaks Golf Club	Ham Lake MN
28.	Midwest LLC	Deer Creek Golf Club	Overland Park KS
29.	Midwest LLC	Tallgrass Country Club	Wichita KS
30.	Midwest LLC	Meadowbrook Golf & Ctry Club	Tulsa OK
31.	Mideast LLC	Hunt Valley Golf Club	Phoenix MD
32.	North LLC	Mission Hills Country Club	Northbrook IL

Exhibits and Schedules

EXHIBIT 10.1

EXHIBIT C

LEASES

1.	Third Amended and Restated Lease Agreement, dated as of March 31, 2009, between Canyon Springs LLC, as landlord, and Tenant, as tenant (the “Canyon Springs Lease”), with respect to the golf course property known as “Canyon Springs Golf Club” located in San Antonio, Texas, as amended by First Amendment effective January 1, 2011.

2.	Third Amended and Restated Lease Agreement, dated as of March 31, 2009, between Cinco Ranch LLC, as landlord, and Tenant, as tenant (the “Cinco Ranch Lease”), with respect to the golf course property known as “The Golf Club at Cinco Ranch” located in Katy, Texas, as amended by First Amendment effective January 1, 2011.

3.	Fourth Amended and Restated Lease Agreement, dated as of March 31, 2009, between Fossil Creek LLC, as landlord, and Tenant, as tenant (the “Fossil Creek Lease”), with respect to the golf course property known as “The Golf Club at Fossil Creek” located in Forth Worth, Texas, as amended by First Amendment effective January 1, 2011.

4.	Third Amended and Restated Lease Agreement, dated as of March 31, 2009, between Plantation LLC, as landlord, and Tenant, as tenant (the “Plantation Lease”), with respect to the golf course property known as “Plantation Golf Club” located in Frisco, Texas, as amended by First Amendment effective January 1, 2011.

5.	Second Amended and Restated Sub-Concession Agreement, dated as of March 31, 2009, between Clear Creek LLC, as landlord, and Tenant, as tenant (the “Clear Creek Lease”), with respect to the golf course property known as “Clear Creek Golf Club” located in Houston, Texas, as amended by First Amendment effective January 1, 2011.

6.	Third Amended and Restated Sub-Concession Agreement, dated as of March 31, 2009, between Lake Park LLC, as landlord, and Tenant, as tenant (the “Lake Park Lease”), with respect to the golf course property known as “Lake Park Golf Club” located in Lewisville, Texas, as amended by First Amendment effective January 1, 2011.

7.	Third Amended and Restated Sublease Agreement, dated as of March 31, 2009, between Mansfield LLC, as landlord, and Tenant, as tenant (the “Mansfield Lease”), with respect to the golf course property known as “Mansfield National Golf Club” located in Mansfield, Texas, as amended by First Amendment effective January 1, 2011.

8.	Second Amended and Restated Lease Agreement, dated as of March 31, 2009, between Lakeridge LLC, as landlord, and Tenant, as tenant (the “Lakeridge Lease”), with respect to the golf course property known as “Lakeridge Country Club” located in Lubbock, Texas, as amended by First Amendment effective January 1, 2011.

9.	Amended and Restated Sub-Sublease Agreement, dated as of March 31, 2009, between Grapevine LP, as landlord, and Tenant, as tenant (the “Cowboys Lease”), with respect to the golf course property known as “Cowboys Golf Club” located in Grapevine, Texas, as amended by First Amendment effective January 1, 2011.

Exhibits and Schedules

EXHIBIT 10.1

10.	Amended and Restated Sublease Agreement, dated as of March 31, 2009, between CNL Leasehold LLC, as sublandlord, and Tenant, as subtenant (the “Forest Park Lease”), with respect to the golf course property known as “Forest Park Golf Course” located in St. Louis, Missouri, as amended by First Amendment effective January 1, 2011.

11.	Second Amended and Restated Lease Agreement, dated as of March 31, 2009, between Mesa Del Sol LLC, as landlord, and Tenant, as tenant (the “Mesa Lease”), with respect to the golf course property known as “Mesa Del Sol Golf Club” located in Yuma, Arizona (the “Mesa Property”), as amended by First Amendment effective January 1, 2011.

12.	Second Amended and Restated Lease Agreement, dated as of March 31, 2009, between Fox Meadow LLC, as landlord, and Tenant, as tenant (the “Fox Meadow Lease”), with respect to the golf course property known as “Fox Meadow Country Club” located in Medina, Ohio (the “Fox Meadow Property”), as amended by First Amendment effective January 1, 2011.

13.	Second Amended and Restated Lease Agreement, dated as of March 31, 2009, Weymouth LLC, as landlord, and Tenant, as tenant (the “Weymouth Lease”), with respect to the golf course property known as “Weymouth Country Club” located in Medina, Ohio (the “Weymouth Property”), as amended by First Amendment effective January 1, 2011.

14.	Second Amended and Restated Lease Agreement, dated as of March 31, 2009, between Signature of Solon LLC, as landlord, and Tenant, as tenant (the “Solon Lease”), with respect to the golf course property known as “Signature of Solon Country Club” located in Solon, Ohio (the “Solon Property”), as amended by First Amendment effective January 1, 2011.

15.	Amended and Restated Lease Agreement, dated as of March 31, 2009, Southwest LLC, as landlord, and Tenant, as tenant (the “Ancala Lease”), with respect to the golf course property known as “Ancala Country Club” located in Scottsdale, Arizona (the “Ancala Property”), as amended by First Amendment effective January 1, 2011.

16.	Amended and Restated Lease Agreement, dated as of March 31, 2009, between Southwest LLC, as landlord, and Tenant, as tenant (the “Arrowhead Lease”), with respect to the golf course property known as “Arrowhead Country Club” located in Glendale, Arizona (the “Arrowhead Property”), as amended by First Amendment effective January 1, 2011.

17.	Amended and Restated Lease Agreement, dated as of March 31, 2009, between Southwest LLC, as landlord, and Tenant, as tenant (the “Continental Lease”), with respect to the golf course property known as “Continental Golf Course” located in Scottsdale, Arizona (the “Continental Property”), as amended by First Amendment effective January 1, 2011.

18.	Amended and Restated Lease Agreement, dated as of March 31, 2009, between Southwest LLC, as landlord, and Tenant, as tenant (the “Kokopelli Lease”), with respect to the golf course property known as “Kokopelli Golf Club” located in Gilbert, Arizona (the “Kokopelli Property”), as amended by First Amendment effective January 1, 2011.

Exhibits and Schedules

EXHIBIT 10.1

19.	Amended and Restated Lease Agreement, dated as of March 31, 2009, between Southwest LLC, as landlord, and Tenant, as tenant (the “Legend Lease”), with respect to the golf course property known as “Legend at Arrowhead” located in Glendale, Arizona (the “Legend Property”), as amended by First Amendment effective January 1, 2011.

20.	Amended and Restated Lease Agreement, dated as of March 31, 2009, between Southwest LLC, as landlord, and Tenant, as tenant (the “London Bridge Lease”), with respect to the golf course property known as “London Bridge Golf Course” located in Lake Havasu, Arizona (the “London Bridge Property”), as amended by First Amendment effective January 1, 2011.

21.	Amended and Restated Lease and Sublease Agreement, dated as of March 31, 2009, between Southwest LLC, as landlord, and Tenant, as tenant (the “Stonecreek Lease”), with respect to the golf course property known as “Stonecreek Golf Club” located in Phoenix, Arizona (the “Stonecreek Property”), as amended by First Amendment effective January 1, 2011.

22.	Amended and Restated Lease Agreement, dated as of March 31, 2009, between Southwest LLC, as landlord, and Tenant, as tenant (the “Superstition Lease”), with respect to the golf course property known as “Superstition Springs Golf Club” located in Mesa, Arizona (the “Superstition Property”), as amended by First Amendment effective January 1, 2011.

23.	Amended and Restated Lease Agreement, dated as of March 31, 2009, between West LLC, as landlord, and Tenant, as tenant (the “Arrowhead – Littleton Lease”), with respect to the golf course property known as “Arrowhead Golf Club” located in Littleton, Colorado (the “Littleton CO Property”), as amended by First Amendment effective January 1, 2011.

24.	Amended and Restated Lease Agreement, dated as of March 31, 2009, between North LLC, as landlord, and Tenant, as tenant (the “Eagle Brook Lease”), with respect to the golf course property known as “Eagle Brook Country Club” located in Geneva, Illinois (the “Eagle Brook Property”), as amended by First Amendment effective January 1, 2011.

25.	Amended and Restated Lease Agreement, dated as of March 31, 2009, between North LLC, as landlord, and Tenant, as tenant (the “Ruffled Feathers Lease”), with respect to the golf course property known as “Ruffled Feathers Golf Club” located in Lemont, Illinois (the “Ruffled Feathers Property”), as amended by First Amendment effective January 1, 2011.

26.	Amended and Restated Lease Agreement, dated as of March 31, 2009, between North LLC, as landlord, and Tenant, as tenant (the “Tamarack Lease”), with respect to the golf course property known as “Tamarack Golf Club” located in Naperville, Illinois (the “Tamarack Property”), as amended by First Amendment effective January 1, 2011.

Exhibits and Schedules

EXHIBIT 10.1

27.	Amended and Restated Lease Agreement, dated as of March 31, 2009, between North LLC, as landlord, and Tenant, as tenant (the “Majestic Lease”), with respect to the golf course property known as “Majestic Oaks Golf Club” located in Ham Lake, Minnesota (the “Majestic Property”), as amended by First Amendment effective January 1, 2011.

28.	Amended and Restated Lease Agreement, dated as of March 31, 2009, between Midwest LLC, as landlord, and Tenant, as tenant (the “Deer Creek Lease”), with respect to the golf course property known as “Deer Creek Golf Club” located in Overland Park (the “Deer Creek Property”), Kansas, as amended by First Amendment effective January 1, 2011.

29.	Amended and Restated Lease Agreement, dated as of March 31, 2009, between Midwest LLC, as landlord, and Tenant, as tenant (the “Tallgrass Lease”), with respect to the golf course property known as “Tallgrass Country Club” located in Wichita, Kansas (the “Tallgrass Property”), as amended by First Amendment effective January 1, 2011.

30.	Amended and Restated Lease Agreement, dated as of March 31, 2009, between Midwest LLC, as landlord, and Tenant, as tenant (the “Meadowbrook Lease”), with respect to the golf course property known as “Meadowbrook Golf & Country Club” located in Tulsa (the “Meadowbrook Property”), Oklahoma, as amended by First Amendment effective January 1, 2011.

31.	Amended and Restated Lease Agreement, dated as of March 31, 2009, between Mideast LLC, as landlord, and Tenant, as tenant (the “Hunt Valley Lease”), with respect to the golf course property known as “Hunt Valley Golf Club” located in Phoenix, Maryland (the “Hunt Valley Property”), as amended by First Amendment effective January 1, 2011.

32.	Amended and Restated Lease Agreement, dated as of March 31, 2009, between North LLC, as landlord, and Tenant, as tenant (the “Mission Hills Lease”), with respect to the golf course property known as “Mission Hills Country Club” located in Northbrook, Illinois (the “Mission Hills Property”), as amended by First Amendment effective January 1, 2011.

Exhibits and Schedules

EXHIBIT 10.1

EXHIBIT D

RETAINED PROPERTY A&R LEASE PROVISIONS

NOTE: This Exhibit sets forth certain material terms of the Retained Property A&R Leases. This Exhibit is not intended to be exhaustive or to replace, supplement or amend any term, condition or covenant contained in the Retained Property A&R Leases, nor shall this Exhibit be perceived as instructive as to the applicable Landlords’ and Tenant’s intent regarding the Retained Property A&R Leases.

1. 2009 Deferred Minimum Rent. All provisions related to the 2009 Deferred Minimum Rent shall be deleted in their entirety.

2. Affiliated Leases. The defined term “Affiliated Leases” shall mean only the Retained Property A&R Leases.

3. Minimum Rent. Annual Minimum Rent due under the Retained Property A&R Leases is shall be, in the aggregate, an annual amount equal to (i) $4,431,753.00 (payable in nine (9) equal monthly installments commencing with the April 2012 Accounting Period and ending with the December 2012 Accounting Period), (ii) $5,909,000.00 (payable in monthly installments on a seasonalized basis in the monthly payment amounts and in accordance with the monthly schedules set forth in Exhibit B to the A&R Retained Property Leases) for Lease Year 2013, and (iii) $5,909,000.00 (payable in twelve (12) equal monthly installments) for Lease Year 2014. Commencing Lease Year 2015, Minimum Rent shall increase annually by an amount equal to the greater of (a) the product obtained by multiplying the Minimum Rent then in effect times two percent (2%), and (b) the product obtained by multiplying the Minimum Rent then in effect times the then annual percentage increase in CPI.

4. Additional Minimum Rent (referred to as “Percentage Rent” in Leases in effect prior to Effective Date). With respect to each Retained Property and for each Fiscal Year, Additional Minimum Rent shall be payable in an amount equal to thirty percent (30%) of the amount by which Total Facility Revenues exceeds the Total Facilities Revenues Threshold for such Fiscal Year (“Total Additional Minimum Rent”), which Total Additional Minimum Rent shall be payable by Tenant no later than sixty (60) days after the end of each Fiscal Year during the Term, subject to Section 5 of this Exhibit D. Commencing Lease Year 2015, with respect to each Retained Property, the Total Facility Revenues Threshold shall increase annually by an amount equal to the greater of (i) the product obtained by multiplying the Total Facility Revenues Threshold then in effect for such Retained Property times two percent (2%), and (ii) the product obtained by multiplying the Total Facility Revenues Threshold then in effect for such Retained Property times the then annual percentage increase in CPI. The initial Total Facilities Revenues Threshold for each Property shall be as follows:

Lease	FY 2012 (4/12 through 12/12)	FY 2013 & FY 2014

Canyon Springs Lease	$3,227,122	$3,968,000
Cinco Ranch Lease	$2,745,309	$3,485,000
Fossil Creek Lease	$2,703,044	$3,210,000
Plantation Lease	$1,686,913	$1,957,000
Clear Creek Lease	$1,515,149	$1,898,000
Lake Park Lease	$1,676,040	$2,050,000
Mansfield Lease	$1,650,738	$2,033,000
Lakeridge Lease	$2,393,328	$2,942,000
Cowboys Lease	$5,571,943	$6,504,000
Forest Park Lease	$3,329,776	$3,546,000

Exhibits and Schedules

EXHIBIT 10.1

5. Principal Payments Under Tenant Term Loan. Pursuant to the A&R Tenant Loan Documents, Tenant is required to make a principal payment in an amount equal to the aggregate amount of Additional Minimum Rent due and payable by Tenant under the Retained Property A&R Leases for the immediately preceding Lease Year (each, a “Mandatory Principal Payment”). Subject to the next sentence, each Mandatory Principal Payment made by Tenant, as borrower under the Tenant Term Loan, shall be in lieu of, and not in addition to, aggregate Additional Minimum Rent due and payable under the Retained Property A&R Leases for the applicable Lease Year(s). With respect to the applicable Fiscal Year in which the then outstanding principal balance of the Tenant Term Loan is less than the amount of aggregate Additional Minimum Rent that would be due and payable under the Retained Property A&R Leases for such Fiscal Year, Tenant shall be required to (i) make a final Mandatory Principal Payment in an amount equal to the then remaining principal balance under the Tenant Term Loan (the “Final Mandatory Principal Payment”), and (ii) pay aggregate Additional Minimum Rent under Retained Property A&R Leases in an amount equal to the aggregate Additional Minimum Rent due and payable with respect to such Fiscal Year less the amount of Final Mandatory Principal Payment.

6. CapEx Reserve. For each Accounting Period during (i) Fiscal Year 2012, Tenant shall transfer into the Capex Reserve an amount equal to two percent (2%) of aggregate Total Facility Revenues for the Retained Properties, and (ii) Fiscal Year 2013 and each Fiscal Year thereafter during the Term, Tenant shall transfer into the Capex Reserve an amount equal to three percent (3%) of aggregate Total Facility Revenues for the Retained Properties. Any and all withdrawals from the CapEx Reserve shall require approval of both Tenant and the applicable Landlords.

7. Security Deposit. Sections 3.9, 3.10 and 3.11, and all references to Variable Security Deposit Reserve Account and Security Deposit, shall be deleted in their entirety.

8. Events of Default. The following shall be added as Events of Default under the Retained Property A&R Leases: (i) the occurrence of a Triggering Event (as defined in the Conditional Guaranty) under the Conditional Guaranty, and (ii) if there shall be a default by Tenant or PGMI, as applicable, under any A&R Tenant Loan Document and such default is not cured within any applicable cure period. For purposes of clarity, Section 12.1(l) of the Retained Property A&R Leases reflects that a default by Tenant under any Retained Property A&R Lease not cured within any applicable cure period shall constitute an Event of Default under all other Retained Property A&R Leases.

9. Initial Improvement Projects. With respect to each Retained Property, Landlord agrees to fund an improvement project (the “Initial Improvement Project”) in an amount not to

Exhibits and Schedules

EXHIBIT 10.1

exceed the corresponding amount listed below (the “Initial Improvement Project Cap”), with such construction, renovation and/or refurbishment, as applicable, to be completed by Tenant in accordance with the “Improvement Project” procedures attached as a schedule to the Retained Property A&R Leases. All amounts funded by Landlords in connection with the Initial Improvement Projects shall not be included in the calculation of annual Minimum Rent for the applicable Lease Year(s) in which such funds are expended by Landlords. In the event that the final amount of costs and expenses incurred by Tenant in connection therewith is less than the Initial Improvement Project Cap (such differential, the “Project Cost Reduction Amount”), upon the prior written consent of Landlord to be given or withheld in Landlord’s sole and absolute discretion, Tenant may apply some or all of the Project Cost Reduction Amount towards one (1) or more of the Initial Improvement Projects for the other Retained Properties.

Canyon Springs Lease	$210,500
Cinco Ranch Lease	$98,500
Fossil Creek Lease	$325,100
Plantation Lease	$173,650
Clear Creek Lease	$43,093
Lake Park Lease	$140,500
Mansfield Lease	$192,500
Lakeridge Lease	$217,025
Cowboys Lease	$649,620
Forest Park Lease	$125,975

Total	$2,176,463

10. Future Improvement Projects. If Landlord provides Landlord’s Additional Investment to fund the costs of a mutually agreed-upon construction, renovation and/or refurbishment project with respect to the Retained Property (an “Improvement Project”), Landlord and Tenant acknowledge and agree that (i) other than with respect to the Initial Improvement Project, all amounts funded by Landlord in connection with an Improvement Project shall be deemed and treated as Landlord’s Additional Investment and, accordingly, annual Minimum Rent for the applicable Lease Year shall be increased by an amount equal to such amounts funded by Landlord in connection with such Improvement Project multiplied by the Landlord’s Additional Investment Rate (i.e., 9%), (ii) all amounts disbursed by Landlord in connection with such Improvement Project shall be used by Tenant solely in connection with the Permitted Renovations to the Retained Property approved in writing by Landlord in connection with such Improvement Project, (iii) the terms, conditions, rights and obligations of Tenant and Landlord set forth in the Retained Property A&R Leases shall be complied with in all respects by Tenant and Landlord, as applicable, with respect to such Improvement Project, and (iv) all improvements and personal property acquired in connection with such Improvement Project shall be the property of Landlord and shall be part of the Leased Property under the applicable Retained Property A&R Lease.

11. Project Budget Overruns. With respect to any Improvement Project (other than the Initial Improvement Project) or Permitted Renovation which Landlord agrees to fund, all such amounts shall be deemed and treated as Landlord’s Additional Investment. Landlord agrees that it will fund up to ten percent (10%) in excess of the original approved budget (as such original approved budget may have been adjusted pursuant to Landlord’s approval in its sole and

Exhibits and Schedules

EXHIBIT 10.1

absolute discretion), but shall have no responsibility to fund any costs which, in the aggregate, exceed said amount. To the extent that Landlord agrees to fund such amounts in excess of one hundred and ten percent (110%) of the approved budgeted amount for any Improvement Project or Permitted Renovation, one hundred-fifty percent (150%) of such excess amounts funded by Landlord shall be deemed and treated as Landlord’s Additional Investment and, accordingly, annual Minimum Rent for the applicable Lease Year shall be increased by an amount equal to such excess amounts funded by Landlord multiplied by the Landlord’s Additional Investment Rate (i.e., 9%).

12. Tax Escrow Account. Commencing April 1, 2012, Tenant shall pay or cause to be paid into a separate account established by Landlord (the “Tax Account”) one twelfth (1/12th) of the total estimated real property taxes for the subject Fiscal Year. If said deposited amounts are believed to be insufficient by Landlord in its reasonable discretion, Tenant shall deposit such deficient amount(s) into the Tax Account no later than five (5) Business Days after Landlord’s written notice to Tenant.

13. Termination of Leases. Article 21 shall be deleted in its entirety.

Exhibits and Schedules

EXHIBIT 10.1

EXHIBIT E

MANAGED PROPERTY A&R LEASE PROVISIONS

NOTE: This Exhibit sets forth certain material terms of the Managed Property A&R Leases. This Exhibit is not intended to be exhaustive or to replace, supplement or amend any term, condition or covenant contained in the Retained Property A&R Leases, nor shall this Exhibit be perceived as instructive as to the applicable Landlords’ and Tenant’s intent regarding the Retained Property A&R Leases.

1. 2009 Deferred Minimum Rent. All provisions related to the 2009 Deferred Minimum Rent shall be deleted in their entirety.

2. Affiliated Leases. The defined term “Affiliated Leases” shall mean only the Managed Property A&R Leases.

3. Minimum Rent. Annual Minimum Rent due under the Managed Property A&R Leases is shall be, in the aggregate, an annual amount equal to (i) $10,813,635.00 (payable in nine (9) equal monthly installments commencing with the April 2012 Accounting Period and ending with the December 2012 Accounting Period), and (ii) $14,418,177.00 (payable in twelve (12) equal monthly installments) for Lease Years 2013 and 2014. Commencing Lease Year 2015, Minimum Rent shall increase annually by an amount equal to the greater of (a) the product obtained by multiplying the Minimum Rent then in effect times two percent (2%), and (b) the product obtained by multiplying the Minimum Rent then in effect times the then annual percentage increase in CPI; provided, however, that no portion of Minimum Rent due and payable under the Managed Property A&R Leases shall be attributable to the Property known as Mission Hills Country Club IL (the “Sale Property”).

4. Additional Minimum Rent (referred to as “Percentage Rent” in Leases in effect prior to Effective Date). With respect to the Managed Properties in the aggregate and for each Fiscal Year, Additional Minimum Rent shall be payable in an amount equal to ten percent (10%) of the amount by which Aggregate Total Facility Revenues exceeds the Total Facilities Revenues Threshold (defined below) for such Fiscal Year (“Total Additional Minimum Rent”), which Total Additional Minimum Rent shall be payable by Tenant no later than sixty (60) days after the end of each Fiscal Year during the Term. Total Facility Revenues Threshold shall mean (i) with respect to Fiscal Year 2012, $53,094,000.00 (for the period commencing on April 1,2012 and ending on December 31, 2012), (ii) with respect to Fiscal Year 2013, $72,111,000.00, and (iii) with respect to Fiscal Year 2014, $73,665,000.00, and, commencing Lease Year 2015, the Total Facility Revenues Threshold shall increase annually by an amount equal to the greater of (i) the product obtained by multiplying the Total Facility Revenues Threshold then in effect for the Managed Properties times two percent (2%), and (ii) the product obtained by multiplying the Total Facility Revenues Threshold then in effect for the Managed Properties times the then annual percentage increase in CPI; provided, however, that no portion of Additional Minimum Rent due and payable under the Managed Property A&R Leases shall be attributable to the Sale Property.

Exhibits and Schedules

EXHIBIT 10.1

5. Management Agreement. The following shall be added to the end of Section 4.3 of each Managed Property A&R Lease: “Landlord hereby approves the Management Agreement, provided that (a) such approval shall not be deemed a waiver or release by Landlord of any of Tenant’s obligations pursuant to this Lease, whether due to any provisions in the Management Agreement conflicting with the terms of this Lease or otherwise, (b) without Landlord’s prior written consent, Tenant shall not amend or assign any of its interest under, or consent to the assignment of any of ForeGolf Manager’s interests under, the Management Agreement, and (c) without Landlord’s prior written consent, Tenant shall not engage a manager other than ForeGolf Manager with respect to the management of the Leased Property and/or the Business. Tenant shall at all times promptly enforce all of its rights under, and all terms, covenants and conditions set forth in, the Management Agreement.”

6. Certain Provisions Regarding Management Agreement. With respect to the Managed Properties, in addition to the funding obligations of Landlords set forth in Section G of the Amended and Restated Omnibus Lease Resolution Agreement, each A&R Managed Property Lease shall provide the following:

a.	Inspections and Audits. Landlord and Tenant acknowledge that, pursuant to Section 5.2.12 of the Management Agreement, Landlord and Tenant have the right to inspect the Leased Property at any time and to inspect and/or audit (or cause an independent audit of) the books and records of the Leased Property (as applicable, a “Managed Property Inspection” and a “Managed Property Audit”). Landlord hereby agrees that Landlord shall be solely responsible for the costs and expenses incurred by Landlord and ForeGolf Manager in connection with any Managed Property Inspection and/or any Managed Property Audit, as applicable, Landlord elects to conduct at the Leased Property.

b.	Dispute Resolution. Landlord hereby acknowledges and agrees that (a) pursuant to Section 2.2 of the Management Agreement, Landlord may be required to resolve certain disputes between Tenant and ForeGolf Manager under the Management Agreement, (b) in the event that same shall be required of Landlord, Landlord have either (i) one (1) Business Day following Landlord’s receipt of Tenant’s or ForeGolf Manager’s request to resolve a dispute to resolve such dispute in favor of Tenant or ForeGolf Manager, or (ii) if Landlord did not receive a simultaneous copy of the applicable request submitted to Tenant, six (6) Business Days following the date of the request, and (c) in the event that Landlord fails to resolve such dispute in favor of Tenant or ForeGolf Manager within the applicable time frame set forth in the immediately preceding clause (b), the dispute shall be deemed resolved in favor of ForeGolf Manager.

c.	Tenant’s Option to Terminate ForeGolf Management Agreement.

i.	Tenant hereby agrees that, without the prior written consent of Landlord, it shall not exercise its option to terminate the Management Agreement in whole or in part pursuant to the terms set forth in Section 12.3.2 or Section 12.3.3 of the Management Agreement, as applicable.

Exhibits and Schedules

EXHIBIT 10.1

ii.	In the event that Landlord elects to terminate this Lease pursuant to Article 21 hereof, provided no Event of Default by Tenant then exists hereunder or under the Management Agreement, Landlord hereby agrees it shall pay ForeGolf Manager (i) the Termination Fee applicable to the Leased Property, if and only to the extent the same shall be due Manager pursuant to the express terms of Section 12.3.2 of the Management Agreement, and (ii) the Rent, Build Out and FF&E Fee applicable to the Leased Property, if and only to the extent the same shall be due Manager pursuant to the express terms of Section 12.3.3 of the Management Agreement.

iii.	In the event that Landlord elects to terminate this Lease pursuant to Article 21 hereof upon consummation of the sale or assignment of all of Landlord’s interests in the Leased Property or this Lease, as applicable (a “Sale/Lease Assignment Transaction”), to a bona fide third party purchaser/assignee (the “Subsequent Party”), Landlord hereby agrees that the purchase agreement or lease assignment, as applicable, between Landlord and Subsequent Party evidencing the Sale/Lease Assignment Transaction shall provide that either (at Landlord’s sole discretion) Subsequent Party agrees to (i) comply with the covenants, terms and provisions set forth in Section 12.3.4(i) of the Management Agreement, or (ii) purchase all Manager Receivables (as defined in Section 12.3.4 of the Management Agreement) applicable to the Leased Property from ForeGolf Manager in accordance with the terms set forth in Section 12.3.4(ii) of the Management Agreement; provided, however, it being expressly understood and agreed that Subsequent Party shall have no obligation to purchase any Manager Receivables applicable to the Leased Property aged over 180 days, provided that Subsequent Party agrees to deliver any such receivables actually collected by Subsequent Party to ForeGolf Manager within five (5) days of Subsequent Party’s receipt thereof.

iv.	[MISSION HILLS LEASE ONLY] Landlord hereby agrees that it shall pay ForeGolf Manager the Sale Property Fee (as defined in the Management Agreement) applicable to the Leased Property in accordance with the terms set forth in Section 8.7 of the Management Agreement. Tenant hereby agrees that it shall not exercise its option to partially terminate the Management Agreement with respect to the Leased Property pursuant to Section 12.3.1 of the Management Agreement without the prior written consent of Landlord.

d.	Escrow In Connection With Tenant Termination of Management Agreement. In the event Tenant terminates the Management Agreement pursuant to Section 12.3.2 of the Management Agreement as a result of the termination of the A&R Managed Property Leases by Landlords, Landlords agree to deliver the COI Escrow (as defined in the Management Agreement) required to be delivered to Escrow Agent (as defined in the Management Agreement) pursuant to Section 15.2 of the Management Agreement.

Exhibits and Schedules

EXHIBIT 10.1

e.	Operating Contracts-Expiration or Earlier Termination of Management Agreement. Upon the expiration or earlier termination of the Management Agreement, Landlords shall have the obligation, with respect to any Operating Contract (as defined in the Management Agreement) specifically approved by Landlords, to either assume (or cause the successor tenant or manager, as applicable, to assume) such Operating Contract or terminate such Operating Contract, in which case all expenses or fees for such termination shall be the responsibility of Landlords (or such successor tenant or manager, if applicable).

7. CapEx Reserve. For each Accounting Period during the Term, Tenant shall transfer into the Capex Reserve an amount equal to three percent (3%) of aggregate Total Facility Revenues for the Managed Properties. Any and all withdrawals from the CapEx Reserve shall require approval of both Tenant and the applicable Landlords.

8. Security Deposit. Sections 3.9, 3.10 and 3.11, and all references to Variable Security Deposit Reserve Account and Security Deposit, shall be deleted in their entirety.

9. Initial Improvement Projects. With respect to each Managed Property, Landlord agrees to fund an improvement project (the “Initial Improvement Project”) in an amount not to exceed the corresponding amount listed below (the “Initial Improvement Project Cap”), with such construction, renovation and/or refurbishment, as applicable, to be completed by Tenant in accordance with the “Improvement Project” procedures attached as a schedule to the Managed Property A&R Leases. All amounts funded by Landlords in connection with the Initial Improvement Projects shall not be included in the calculation of annual Minimum Rent for the applicable Lease Year(s) in which such funds are expended by Landlords. In the event that the final amount of costs and expenses incurred by Tenant in connection therewith is less than the Initial Improvement Project Cap (such differential, the “Project Cost Reduction Amount”), upon the prior written consent of Landlord to be given or withheld in Landlord’s sole and absolute discretion, Tenant may apply some or all of the Project Cost Reduction Amount towards one (1) or more of the Initial Improvement Projects for the other Managed Properties. The Managed Property A&R Leases shall provide that, notwithstanding the foregoing, Landlord and Tenant acknowledge and agree that the funding, construction, completion and approval process with respect to the Initial Improvement Projects shall be coordinated between Landlords and ForeGolf Manager, and Tenant agrees to promptly deliver to Landlords copies of any and all written disbursement requests Tenant receives from ForeGolf Manager pursuant to Section 7.1 4 of the Management Agreement.

Exhibits and Schedules

EXHIBIT 10.1

Mesa Lease	$122,580
Fox Meadow Lease	$267,777
Weymouth Lease	$187,615
Solon Lease	$524,650
Ancala Lease	$431,911
Arrowhead Lease	$666,250
Continental Lease	$110,750
Kokopelli Lease	$541,118
Legend Lease	$532,083
Stonecreek Lease	$316,050
London Bridge Lease	$86,100
Superstition Lease	$661,250
Arrowhead – Littleton Lease	$191,580
Eagle Brook Lease	$117,060
Ruffled Feathers Lease	$437,100
Tamarack Lease	$338,374
Majestic Lease	$105,900
Deer Creek Lease	$133,600
Tallgrass Lease	$498,551
Meadowbrook Lease	$517,800
Hunt Valley Lease	$460,500

Total	$7,248,599

10. Future Improvement Projects. If Landlord provides Landlord’s Additional Investment to fund the costs of a mutually agreed-upon construction, renovation and/or refurbishment project with respect to the Managed Property (an “Improvement Project”), Landlord and Tenant acknowledge and agree that (i) other than with respect to the Initial Improvement Project, all amounts funded by Landlord in connection with an Improvement Project shall be deemed and treated as Landlord’s Additional Investment and, accordingly, annual Minimum Rent for the applicable Lease Year shall be increased by an amount equal to such amounts funded by Landlord in connection with such Improvement Project multiplied by the Landlord’s Additional Investment Rate (i.e., 9%), (ii) all amounts disbursed by Landlord in connection with such Improvement Project shall be used by Tenant solely in connection with the Permitted Renovations to the Managed Property approved in writing by Landlord in connection with such Improvement Project, (iii) the terms, conditions, rights and obligations of Tenant and Landlord set forth in the Managed Property A&R Leases shall be complied with in all respects by Tenant and Landlord, as applicable, with respect to such Improvement Project, and (iv) all improvements and personal property acquired in connection with such Improvement Project shall be the property of Landlord and shall be part of the Leased Property under the applicable Managed Property A&R Lease.

11. Project Budget Overruns. With respect to any Improvement Project (other than the Initial Improvement Project) or Permitted Renovation which Landlord agrees to fund, all such amounts shall be deemed and treated as Landlord’s Additional Investment. Landlord agrees that it will fund up to ten percent (10%) in excess of the original approved budget (as such original approved budget may have been adjusted pursuant to Landlord’s approval in its sole and absolute discretion), but shall have no responsibility to fund any costs which, in the aggregate,

Exhibits and Schedules

EXHIBIT 10.1

exceed said amount. To the extent that Landlord agrees to fund such amounts in excess of one hundred and ten percent (110%) of the approved budgeted amount for any Improvement Project or Permitted Renovation, one hundred-fifty percent (150%) of such excess amounts funded by Landlord shall be deemed and treated as Landlord’s Additional Investment and, accordingly, annual Minimum Rent for the applicable Lease Year shall be increased by an amount equal to such excess amounts funded by Landlord multiplied by the Landlord’s Additional Investment Rate (i.e., 9%).

12. Termination of Leases. Each Managed Property A&R Lease shall provide that the applicable Landlord shall have the right, in its sole and absolute discretion and for any reason or no reason, to terminate the applicable Managed Property A&R Lease upon written Notice to Tenant.

13. Escrow of Prepaid Annual Dues. Each Managed Property A&R Lease for private clubs shall provide that Tenant shall deliver to Landlord, promptly upon receipt by Tenant, all annual prepaid membership dues received by Tenant from members for the next succeeding membership year, and (b) Landlord shall deliver such annual prepaid membership dues to Tenant in twelve (12) equal installments on the fifth (5th) Business Day of each Accounting Period during the next succeeding membership year. Each applicable Managed Property A&R Lease shall provide that, notwithstanding the foregoing, for so long as the Management Agreement is in effect, (i) Tenant agrees that it shall direct ForeGolf Manager to deliver all such annual prepaid membership dues amounts to Landlords in lieu of ForeGolf Manager delivering such amounts to Tenant, and (ii) Landlords agree to deliver the monthly installments of such annual prepaid membership dues directly to ForeGolf Manager in lieu of Landlords delivering such monthly installments to Tenant.

Exhibits and Schedules

EXHIBIT 10.1

EXHIBIT F

2010 AND 2011 CAPEX RESERVE EXPENDITURES

See Attached

Exhibits and Schedules

EXHIBIT 10.1

CapEx Reserve Reimbursement

	Submittal Date
Property	12/11-1/12	2/12	Totals
Ancala	32,386		32,386
Arrowhead AZ	22,608		22,608
Arrowhead CO	7,401	565	7,966
Canyon Springs	30,518		30,518
Cinco Ranch	12,077	1,485	13,562
Clear Creek	1,039		1,039
Cowboys	18,451	10,753	29,204
Deer Creek	9,411		9,411
Eagle Brook	11,532		11,532
Forest Park	6,688	518	7,206
Fossil Creek	23,369	4,427	27,796
Fox Meadows	9,123		9,123
Hunt Valley	11,929		11,929
Kokopelli	4,138		4,138
Lake Park	17,967		17,967
Lakeridge	16,947		16,947
Legend	20,580		20,580
Majestic Oaks	52,230	4,287	56,517
Mesa Del Sol	10,234		10,234
Painted Hills	1,700		1,700
Royal Meadows	2,722		2,722
Ruffled Feathers	8,617		8,617
Signature	8,512		8,512
Stonecreek	263		263
Superstition	11,650		11,650
Tallgrass	7,508		7,508
Weymouth	18,686	4,376	23,062

	378,284	26,411	404,695

Divested
Desert lakes	6,819		6,819
Foothills	9,876		9,876
Las Vegas	4,727		4,727
Meadowlark	2,921	10,763	13,684
Shandin Hills	15,563		15,563
Tatum Ranch	8,431		8,431

	48,337	10,763	59,100

2010 Carryforward	237,948		237,948

Total	664,569	37,174	701,743

Exhibits and Schedules

EXHIBIT 10.1

SCHEDULE G-1

APRIL 2012 MINIMUM RENT

Tenant shall pay the applicable Landlords an amount equal to (I) $492,417.00, which amount represents the aggregate Minimum Rent due and payable with respect to the Retained Properties under the A&R Retained Property Leases for the April 2012 Accounting Period (as defined in the A&R Retained Property Leases), (II) $479,932.00, which amount represents the aggregate Minimum Rent due and payable with respect to the nine (9) Managed Properties known as the Mesa Del Sol Property, the Ancala Property, the Continental Property, the Kokopelli Property, the Legend Property, the London Bridge Property, the Stonecreek Property, the Superstition Property and the Arrowhead Property (as such terms are defined on Exhibit C attached hereto) under the applicable A&R Managed Property Leases for the April 2012 Accounting Period (as defined in the A&R Managed Property Leases), and (III) $577,266.00, which amount represents the pro rata amount of aggregate Minimum Rent due and payable with respect to the twelve (12) Managed Properties known as the Fox Meadow Property, the Weymouth Property, the Solon Property, the Littleton Property, the Ruffled Feathers Property, the Tamarack Property, the Majestic Property, the Deer Creek Property, the Tallgrass Property, the Meadowbrook Property, the Hunt Valley Property and the Eagle Brook Property (as such terms are defined on Exhibit C attached hereto) under the applicable A&R Managed Property Leases for the period commencing April 1, 2012 through the day prior to the Commencement Date under the Management Agreement applicable to such Managed Properties.

Exhibits and Schedules

EXHIBIT 10.1

SCHEDULE G-2

PAST DUE REAL ESTATE TAXES

See Attached

Exhibits and Schedules

EXHIBIT 10.1

SCHEDULE G(i)(c)

OUTSTANDING AP; PAST DUE GROUND LEASE RENT

See Attached

Exhibits and Schedules